                                                                    EXHIBIT 10.0




                           EL PASO ENERGY CORPORATION

                            KEY EXECUTIVE SEVERANCE
                                PROTECTION PLAN





              AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1998

                               TABLE OF CONTENTS


SECTION 1       ESTABLISHMENT OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 2       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
        2.1     Base Salary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
        2.2     Benefits Protection Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
        2.3     Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
        2.4     Bonus Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
        2.5     Cause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
        2.6     Change in Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
        2.7     Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
        2.8     Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
        2.9     Executive Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
        2.10    Good Reason . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
        2.11    Notice of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
        2.12    Operating Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
        2.13    Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
        2.14    Permanent Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
        2.15    Severance Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

SECTION 3       ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
        3.1     Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
        3.2     Duration of Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

SECTION 4       SEVERANCE BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
        4.1     Right to Severance Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
        4.2     Amount of Severance Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . .  6

SECTION 5       TERMINATION OF EMPLOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
        5.1     Written Notice Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
        5.2     Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

SECTION 6       ADDITIONAL PAYMENTS BY THE COMPANY . . . . . . . . . . . . . . . . . . . . . . .  8
        6.1     Gross-Up Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
        6.2     Determination By Accountant  . . . . . . . . . . . . . . . . . . . . . . . . . .  9
        6.3     Notification Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
        6.4     Repayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

SECTION 7       SUCCESSORS TO COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
        7.1     Successors and Sale of Operating Companies . . . . . . . . . . . . . . . . . .   11
                (a)      Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                (b)      Sale of Operating Companies . . . . . . . . . . . . . . . . . . . . .   11


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Key Executive Severance Protection Plan
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
SECTION 8       AMENDMENT AND PLAN TERMINATION . . . . . . . . . . . . . . . . . . . . . . . .   11
        8.1     Amendment and Termination  . . . . . . . . . . . . . . . . . . . . . . . . . .   11
        8.2     Form of Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

SECTION 9       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
        9.1     Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
        9.2     Employment Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
        9.3     Validity and Severability  . . . . . . . . . . . . . . . . . . . . . . . . . .   12
        9.4     Governing Law; Choice of Forum . . . . . . . . . . . . . . . . . . . . . . . .   12
        9.5     Payment to Benefits Protection Trust . . . . . . . . . . . . . . . . . . . . .   13





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Key Executive Severance Protection Plan
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                           EL PASO ENERGY CORPORATION
                    KEY EXECUTIVE SEVERANCE PROTECTION PLAN
              AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1998


         WHEREAS, the Board of Directors of El Paso Energy Corporation recognizes that the threat of an unsolicited takeover of the Company may occur which can result in significant distractions of its key executive personnel because of the uncertainties inherent in such a situation; and

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its stockholders to retain the services of its key executive personnel in the event of a threat of a Change in Control of the Company and to ensure their continued dedication and efforts in such event without undue concern for their personal financial and employment security.

         NOW, THEREFORE, in order to fulfill the above purposes, the following plan has been developed and is hereby adopted.


                       SECTION 1   ESTABLISHMENT OF PLAN

         As of the Effective Date, the Company hereby establishes a severance compensation plan known as the El Paso Energy Corporation Key Executive Severance Protection Plan (the "Plan") as set forth in this document.


                            SECTION 2   DEFINITIONS

         As used herein the following words and phrases shall have the following respective meanings unless the context clearly indicates otherwise.

2.1   BASE SALARY

         The amount a Participant is entitled to receive as wages or salary on an annualized basis, calculated immediately prior to a Change in Control.

2.2   BENEFITS PROTECTION TRUST

         The El Paso Energy Corporation Benefits Protection Trust.




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2.3   BOARD

         The Board of Directors of El Paso Energy Corporation.

2.4   BONUS AMOUNT

         The term "Bonus Amount" shall mean an amount equal to the Executive Employee's maximum bonus which becomes payable to the Executive Employee in the event of a "change in control" under the Company's 1995 Incentive Compensation Plan (or any other bonus plan or program then in effect) but excluding any single or one time "spot" award, for the fiscal year in which a Change in Control occurs had he or she continued in employment until the end of such fiscal year, assuming all performance targets and goals (if applicable) had been fully met by the Company and by the Executive Employee, as applicable, for such year.

2.5   CAUSE

         The Company may terminate the Executive Employee's employment for "Cause." A termination for Cause is a termination evidenced by a resolution adopted in good faith by two-thirds (2/3) of the Board that the Executive Employee (i) willfully and continually failed to substantially perform his or her duties with the Company (other than a failure resulting from the Executive Employee's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Executive Employee specifying the manner in which the Executive Employee has failed to substantially perform, or (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Executive Employee's employment shall be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Executive Employee a copy of a written notice setting forth that the Executive Employee was guilty of the conduct set forth in clause
(ii) and specifying the particulars thereof in detail, and (B) the Executive Employee shall have been provided an opportunity to be heard by the Board (with the assistance of the Executive Employee's counsel if the Executive Employee so desires). No act, nor failure to act, on the Executive Employee's part shall be considered "willful" unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Plan to the contrary, no failure to perform by the Executive Employee after Notice of Termination is given by the Executive Employee shall constitute Cause.




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2.6   CHANGE IN CONTROL

         A "Change in Control" shall be deemed to occur:

                 (a) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of El Paso Energy Corporation representing twenty percent (20%) or more of the combined voting power of El Paso Energy Corporation's then outstanding securities;

                 (b) upon the first purchase of El Paso Energy Corporation's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by El Paso Energy Corporation);

                 (c) upon the approval by El Paso Energy Corporation stockholders of a merger or consolidation, a sale or disposition of all or substantially all of El Paso Energy Corporation's assets or a plan of liquidation or dissolution of El Paso Energy Corporation; or

                 (d) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of El Paso Energy Corporation cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by El Paso Energy Corporation's stockholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if El Paso Energy Corporation either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of El Paso Energy Corporation immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of El Paso Energy Corporation resulting from such merger or consolidation, or to which El Paso Energy Corporation sells or disposes of its assets, in substantially the same proportion as their ownership in El Paso Energy Corporation immediately before such merger, consolidation, sale or disposition.

2.7   COMPANY

         El Paso Energy Corporation and the Operating Companies.




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2.8   EFFECTIVE DATE

         The date the Plan is approved by the Board, or such other date as the Board shall designate in its resolution approving the Plan, or any amendment or restatement thereof.

2.9   EXECUTIVE EMPLOYEE

         All employees of the Company employed in an Executive Salary Grade Position.

2.10  GOOD REASON

         "Good Reason" shall mean the occurrence of any of the following events or conditions:

                 (a) a change in the Executive Employee's status, title, position or responsibilities (including reporting responsibilities) which, in the Executive Employee's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Executive Employee of any duties or responsibilities which, in the Executive Employee's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Executive Employee from or failure to reappoint or reelect him or her to any of such positions, except in connection with the termination of his or her employment for Cause, Permanent Disability, as a result of his or her death, or by the Executive Employee other than for Good Reason;

                 (b) a reduction in the Executive Employee's annual base salary;

                 (c) the requirement by the Company that the Executive Employee (without the consent of the Executive Employee) to be based at any place outside a thirty-five (35) mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

                 (d) the failure by the Company to (i) continue in effect any material compensation or benefit plan, program or practice in which the Executive Employee was participating at the time of the Change in Control, including, but not limited to, the Company's 1995 Omnibus Compensation Plan, the Pension Plan, the Supplemental Benefits Plan, the 1995 Incentive Compensation Plan, the Deferred Compensation Plan, and the Retirement Savings Plan, with any amendments and restatements of such plans made prior to such Change in Control, or
         (ii) provide the Executive Employee with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);




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                 (e)      any material breach by the Company of any provision
         of this Plan; or

                 (f) any purported termination of the Executive Employee's employment for Cause by the Company which does not otherwise comply with the terms of this Plan as in effect at the time of a Change in Control.

2.11  NOTICE OF TERMINATION

         "Notice of Termination" shall mean a notice which indicates the specific provisions in this Plan relied upon as the basis for any termination of employment and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive Employee's employment under the provision so indicated. No purported termination of employment shall be effective without such Notice of Termination.

2.12  OPERATING COMPANIES

         Subsidiary companies of the Company designated by the Company.

2.13  PARTICIPANT

         An Executive Employee who meets the eligibility requirements of
Section 3.

2.14  PERMANENT DISABILITY

         A Participant shall be deemed to have become permanently disabled for purposes of this Plan if the Chief Executive Officer of the Company (or, in the case of a determination with respect to the Chief Executive Officer, the Board) finds, upon the basis of medical evidence satisfactory to him or her, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company and that such disability will be permanent and continuous during the remainder of his or her life.

2.15  SEVERANCE BENEFIT

         The benefit payable in accordance with Section 4 of the Plan.




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                            SECTION 3   ELIGIBILITY

3.1   PARTICIPATION

         Each Executive Employee shall automatically be entitled to be a Participant in the Plan as of the Effective Date, or his or her date of hire by the Company, whichever occurs later.

3.2   DURATION OF PARTICIPATION

         A Participant shall cease to be a Participant in the Plan if he or she ceases to be an Executive Employee at any time prior to a Change in Control or, if his or her employment is terminated following a Change in Control under circumstances where he or she is not entitled to a Severance Benefit under the terms of this Plan. A Participant entitled to payment of a Severance Benefit shall remain a Participant in the Plan until the full amount of the Severance Benefit has been paid to him or her.


                         SECTION 4   SEVERANCE BENEFITS

4.1   RIGHT TO SEVERANCE BENEFIT

                 (a) A Participant shall be entitled to receive from the Company a Severance Benefit in the amount provided in Section 4.2 if
         (i) a Change in Control has occurred and (ii) within two years thereafter, the Participant's employment with the Company terminates for any reason, except that notwithstanding the provisions of this paragraph (a), no benefits under this Plan will be payable should the Participant's termination of employment be (A) for Cause, (B) by reason of Permanent Disability, (C) voluntarily initiated by the Participant for other than Good Reason, or (D) by reason of the Participant's death.

                 (b) Notwithstanding any other provision of the Plan, the sale, divestiture or other disposition of an Operating Company (or part thereof), shall not be deemed to be a termination of employment of employees employed by such Operating Company, and such employees shall not be entitled to benefits from the Company under this Plan as a result of such sale, divestiture, or other disposition, or as a result of any subsequent termination of employment, provided the provisions of Section 7.1(b) have been satisfied.

4.2   AMOUNT OF SEVERANCE BENEFIT

         If a Participant's employment is terminated in circumstances entitling him or her to a Severance Benefit as provided in Section 4.1, such Participant shall be entitled to the following benefits:




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                 (a)      the Company shall pay to the Participant, as
         severance pay and in lieu of any further salary for periods subsequent to the Termination Date (as specified in Section 5.2), in a single payment (without any discount for accelerated payment), an amount in cash equal to three (3) times the sum of (A) the Participant's Base Salary and (B) the Bonus Amount;

                 (b) for a period of eighteen (18) months subsequent to the Participant's termination of employment, the Company shall at its expense continue on behalf of the Participant and his or her dependents and beneficiaries, the basic life insurance, flexible spending account, medical and dental benefits which were being provided to the Participant at the time of termination of employment. The benefits provided in this Subsection 4.2(b) shall be no less favorable to the Participant, in terms of amounts and deductibles and costs to him or her, than the coverage provided the Participant under the plans providing such benefits at the time Notice of Termination is given. The Company's obligation hereunder to provide the foregoing benefits shall terminate if the Participant obtains health benefits coverage under a subsequent employer's benefit plans. The Company also shall pay a lump sum equal to the amount of any additional income tax payable by the Participant and attributable to the benefits provided under this subparagraph (b) at the time such tax is imposed upon the Participant;

                 (c) the Company shall pay a lump sum pension supplement payable under the terms of the El Paso Energy Corporation Supplemental Benefit Plan ("Supplemental Plan") equal to a pension calculated by adding three years of additional credited pension service to the Participant's existing credited pension service as of the termination of the Participant's employment, and then by calculating the Participant's pension in accordance with the formula provided in the pension plan. A Participant who is entitled to a pension supplement under any other agreement between such Participant and the Company may elect, in writing, to receive the pension supplement provided under this subparagraph (c) in lieu of, but not in addition to, such other pension supplement as may be provided by such other agreement. In the event that no election is made, the Participant shall forego his or her right to receive the pension supplement provided under this subparagraph;

                 (d) the Company shall transfer to the Participant, all right, title or other ownership interest it may have in any automobile, if any, then being provided by the Company for use by the Participant;

                 (e) the Company shall transfer to the Participant, any right, title or ownership in any club memberships provided by the Company;

         The amounts provided for in Section 4.2(a), (c), (d) and (e) shall be paid or transferred within thirty (30) days after the Executive Employee's termination of employment. The Participant shall not be required to mitigate the amount of any




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payment provided for in this Plan by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive Employee in any subsequent employment.


                     SECTION 5   TERMINATION OF EMPLOYMENT

5.1   WRITTEN NOTICE REQUIRED

         Any purported termination of employment, either by the Company or by the Participant, shall be communicated by written Notice of Termination to the other.

5.2   TERMINATION DATE

         In the case of the Participant's death, the Participant's Termination Date shall be his her date of death. In all other cases, the Participant's Termination Date shall be the date specified in the Notice of Termination subject to the following:

                 (a) If the Participant's employment is terminated by the Company for Cause or due to Permanent Disability, the date specified in the Notice of Termination shall be at least thirty (30) days from the date the Notice of Termination is given to the Participant, provided that in the case of Permanent Disability the Participant shall not have returned to the full-time performance of his or her duties during such period of at least thirty (30) days; and

                 (b) If the Participant terminates his or her employment for Good Reason, the date specified in the Notice of Termination shall not be more than sixty (60) days from the date the Notice of Termination is given to the Company.

                 SECTION 6   ADDITIONAL PAYMENTS BY THE COMPANY

6.1   GROSS-UP PAYMENT

         In the event it shall be determined that any payment or distribution of any type by the Company to or for the benefit of the Participant, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise (the "Total Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Participant shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Participant of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Participant retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments. Payment of the Gross-Up Payment shall be made in accordance with Section 6.3.




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6.2   DETERMINATION BY ACCOUNTANT

         All determinations required to be made under this Section 6, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by the independent accounting firm retained by the Company on the date of Change in Control (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Participant within 15 business days of the date of termination, if applicable, or such earlier time as is requested by the Company. If the Accounting Firm determines that no Excise Tax is payable by the Participant, it shall furnish the Participant with an opinion that he or she has substantial authority not to report any Excise Tax on his or her federal income tax return. Any determination by the Accounting Firm shall be binding upon the Company and the Participant. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 6.3 and the Participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant.

6.3   NOTIFICATION REQUIRED

         The Participant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Participant knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Participant shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Participant in writing prior to the expiration of such period that it desires to contest such claim, the Participant shall:

                 (a) give the Company any information reasonably requested by the Company relating to such claim,

                 (b) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,




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                 (c)      cooperate with the Company in good faith in order to
         effectively contest such claim,

                 (d) permit the Company to participate in any proceedings relating to such claim, provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Participant harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 6.3, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Participant to pay the tax claimed and sue for a refund, or contest the claim in any permissible manner, and the Participant agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Participant to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Participant, on an interest-free basis and shall indemnify and hold the Participant harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Participant with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Participant shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

6.4   REPAYMENT

         If, after the receipt by the Participant of an amount advanced by the Company pursuant to Section 6.3, the Participant becomes entitled to receive any refund with respect to such claim, the Participant shall (subject to the Company's complying with the requirements of Section 6.3) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Participant of an amount advanced by the Company pursuant to Section 6.3, a determination is made that the Participant shall not be entitled to any refund with respect to such claim and the Company does not notify the Participant in writing of its intent to contest such denial of refund prior to the expiration of thirty (30)




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days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof the amount of Gross-Up Payment required to be paid.


                       SECTION 7   SUCCESSORS TO COMPANY

7.1   SUCCESSORS AND SALE OF OPERATING COMPANIES

         (a)     Successors

         This Plan shall bind any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place. In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Plan, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligations under this Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

         (b)     Sale of Operating Companies

         In the event that one or more Operating Companies (or part thereof) are sold, divested, or otherwise disposed of by the Company subsequent to a Change in Control, the Company shall require such purchaser or acquirer, as a condition precedent to such purchase or acquisition, to assume, and agree to perform the Company's obligations under the Plan, in the same manner, and to the same extent that the Company would be required to perform if no such acquisition or purchase had taken place. In such circumstances, the purchaser or acquirer shall be solely responsible for providing any benefits payable under this Plan to such employees.


                   SECTION 8   AMENDMENT AND PLAN TERMINATION

8.1   AMENDMENT AND TERMINATION

         This Plan may be terminated or amended in any respect by resolution adopted by two-thirds (2/3) of the Board, provided, however, that no such amendment or termination of the Plan may be made if such amendment or termination would adversely affect any right of an Executive Employee who became a Participant prior to the later of (a) the date of adoption of any such amendment or termination, or (b) the effective date of any such amendment or termination, and provided further, that the Plan no longer shall be subject




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to amendment, change, substitution, deletion, revocation or termination in any respect whatsoever following a Change in Control. The Board of Directors amended and restated the Plan effective as of August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby El Paso Energy Corporation became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by El Paso Energy Corporation pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between El Paso Energy Corporation and El Paso Natural Gas Company.

8.2   FORM OF AMENDMENT

         The form of any amendment or termination of the Plan shall be a written instrument signed by a duly authorized officer or officers of the Company, certifying that the amendment or termination has been approved by the Board.


                           SECTION 9   MISCELLANEOUS

9.1   INDEMNIFICATION

         If, after a Change in Control, a Participant institutes any legal action in seeking to obtain or enforce, or is required to defend in any legal action the validity or enforceability of, any right or benefit provided by this Plan, the Company will pay for all actual legal fees and expenses as they are incurred by such Participant.

9.2   EMPLOYMENT STATUS

         This Plan does not constitute a contract of employment or impose on the Company any obligation to retain the Participant as an Employee, to change the status of the Participant's employment as an Executive Employee, or to change any employment policies of the Company.

9.3   VALIDITY AND SEVERABILITY

         The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.4   GOVERNING LAW; CHOICE OF FORUM

         The validity, interpretation, construction and performance of the Plan shall in all respects be governed by the laws of the State of Texas. A Participant shall be entitled to enforce the provisions of this Plan in any state or federal court located in the State of Texas, in addition to any other appropriate forum.

9.5   PAYMENT TO BENEFITS PROTECTION TRUST

         Notwithstanding any other provision of the Plan, the Company shall not be required to make any payment to a Participant under the terms of this Plan if such payment is otherwise made to the Participant by the Benefits Protection Trust in accordance with the provisions of said Benefits Protection Trust.




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         IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of August 1, 1998.


                                           EL PASO ENERGY CORPORATION


                                           By  /s/ Joel Richards III
                                               ------------------------------
                                           Title:   Executive Vice President


ATTEST:


By  /s/ David L. Siddall
    ---------------------------
Title:   Corporate Secretary




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